                          CHANGE IN CONTROL AGREEMENT              EXHIBIT 10.3
                         Dated as of December 9, 1996


        The Board of Directors of Arbor Drugs, Inc. (the "Company") has determined that, in light of the uncertainties affecting the industry in which the Company operates, it would be in the best interests of the Company and its shareholders to induce key employees, including the undersigned (the "Employee"), to remain with the Company and to reinforce and encourage their continued attention and dedication to the Company. Accordingly, the Company desires to enter into this agreement (the "Agreement") with the Employee providing for the continuation of certain of the Employee's welfare benefits if the Employee is terminated by the Company or a successor or, for Good Reason (as hereinafter defined) the Employee terminates his or her employment with the Company or a successor, within 180 days preceding, or within two years following, a Change in Control (as hereinafter defined), subject to the terms and conditions specified herein. This Agreement is in addition to any other entitlement the Employee might have under any other plan or individual employment arrangement or agreement with the Company or any of its subsidiaries.


CONTINUATION OF CERTAIN EMPLOYEE WELFARE BENEFITS

        If the Employee is terminated by the Company or a successor without Cause (as hereinafter defined), or terminates his or her employment with the Company or a successor for Good Reason (as hereinafter defined), within 180 days preceding, or within two years following, a Change in Control, the Company or any of its subsidiaries or successor shall continue his participation, as if he were still an employee, in the medical, dental, hospitalization, disability and life insurance plans, programs and/or arrangements of the Company or any of its subsidiaries in which he was participating on the date of the termination of his employment on the same terms and conditions as other executives under such plans, programs and/or arrangements until the earlier of (i) the end of the 24-month period commencing with the month immediately following the month in which the date of the termination of his employment occurred or (ii) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) (the "Continuation of Benefits"); provided, however, that the Employee shall not be entitled to the Continuation of Benefits if any of the Circumstances of Ineligibility (as hereinafter defined) apply to the Employee.

CIRCUMSTANCES OF INELIGIBILITY

        The Employee will not be eligible to receive the Continuation of Benefits under this Agreement in any one or more of the following circumstances:

        1. VOLUNTARY TERMINATION: If the Employee elects to voluntarily terminate the Employee's employment, including termination due to retirement, with the Company or a successor, the Employee will not be eligible to receive the Payment; provided, however, that termination by the Employee for Good Reason shall not constitute a Circumstance of Ineligibility.

        2. TERMINATION FOR CAUSE: If the Employee's employment with the Company or a successor is terminated for Cause at any time preceding or following a Change in Control, the Employee will not be eligible to receive the Payment.

DEFINITIONS

        For purposes of this Agreement:

        1. CHANGE IN CONTROL means that any of the following has occurred: (a) any person or other entity (other than any of the Company's subsidiaries), including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors (the "Voting Stock") of the Company, (b) the Board of Directors approves the sale of all or substantially all of the assets of the Company (other than to one or more wholly-owned direct or indirect subsidiaries of the Company) or a plan of complete liquidation of the Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or (d) during any period of not more than two consecutive years, a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director (x) whose election or nomination for election was supported by a majority of the then Incumbent Directors and (y) whose initial assumption of his or her directorship did not occur as a result of an actual or threatened solicitation of proxies or consents or as a result of a designation by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (c) above shall be considered an Incumbent Director for purposes hereof.

        2. CAUSE means (a) if the Employee is a party to a written employment agreement with the Company or a subsidiary of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary, "for cause" or "cause" as defined therein; or (b) if the Employee is not a party to such a written employment agreement,
(i) the commission by the Employee of an act of fraud in the performance of such Employee's duties on behalf of the Company or a subsidiary of the Company;
(ii) conviction of the Employee for commission of a felony in connection with the performance of his or her duties on behalf of the Company or a subsidiary of the Company; or (iii) the continuing failure of the Employee to perform his or her material duties to the Company or a subsidiary of the Company that has not been cured within 15 days after written notice thereof has been given to the Employee by the Board of Directors of the Company.

        3.      GOOD REASON means, without the written consent of the Employee,
(i) assignment of duties or responsibilities materially inconsistent with those customarily associated with the highest position held by the Employee within the 181 days prior to the Change in Control (alternatively, the "Measuring Position"), or any other action by the Company or a successor that results in a diminution of the Employee's position, authority, duties or responsibilities compared to the Measuring Position, other than an isolated action that is not taken in bad faith and is remedied by the Company or a successor promptly after receipt of notice thereof from the Employee; (ii) reduction in (x) the Employee's total compensation reportable on Form W-2 in any calendar year from the average of the total compensation of the Employee reported on the Forms W-2 issued by the Company for the two most recent calendar years ended prior to the calendar year in which the Change in Control occurs or (y) in any welfare benefits from the highest levels in effect within the 181 days prior to the Change in Control; or (iii) relocation of the Employee's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the 181st day prior to the Change in Control.

CERTAIN TAX PROVISIONS

        1. In the event that any payment or benefit received or to be received by you pursuant to the terms of this Agreement (the "Contract Payment") or of any other plan, arrangement or agreement of the Company (or any subsidiary) ("Other Payments" and, together with the Contract Payments, the "Payments") would, in the opinion of independent tax counsel selected by the Company and reasonably acceptable to you ("Tax Counsel"), be subject to the excise tax (the "Excise Tax") imposed by section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (in whole or in part), as determined as provided below, the Company shall pay to you, at the time specified in Paragraph 2 below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of the Excise Tax on Contract Payments and Other Payments and any federal, state and local income or other tax and Excise Tax upon the payment provided for by this Paragraph 1, and any interest, penalties or additions to tax payable by you with respect thereto, shall be equal to the total present value of the Contract Payments and Other Payments at the time such Payments are to be made. For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amounts of such Excise Tax, (1) the total amount of the Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Tax Counsel, a Payment (in whole or in part) does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, or such "excess parachute payments" (in whole or in part) are not subject to the Excise Tax, (2) the amount of the Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Payments or (B) the amount of "excess parachute payments" within the meaning of section 280G(b)(1) of the Code (after applying clause (1) hereof), and (3) the value of any noncash benefits or any deferred payment or benefit shall be determined by Tax Counsel in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rates of federal income taxation applicable to the individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

        2. The Gross-Up Payments provided for in Paragraph 1 above hereof shall be made upon the earlier of (i) the payment to you of any Contract Payment or Other Payment or (ii) the imposition upon you or payment by you of any Excise Tax.

        3. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax is less than the amount taken into account under Paragraph

1 above, you shall repay to the Company within five days of your receipt of notice of such final determination or opinion the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction) plus any interest received by you on the amount of such repayment. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax exceeds the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess within five days of the Company's receipt of notice of such final determination or opinion.

        4. In the event of any change in, or further interpretation of, sections 280G or 4999 of the Code and the regulations promulgated thereunder, you shall be entitled, by written notice to the Company, to request an opinion of Tax Counsel regarding the application of such change to any of the foregoing, and the Company shall use its best efforts to cause such opinion to be rendered as promptly as practicable. All fees and expenses of Tax Counsel incurred in connection with this agreement shall be borne by the Company.

MISCELLANEOUS

        Term. This Agreement shall terminate and be of no further force or effect if a Change in Control has not occurred on or before the fifth anniversary of the date first written above.

        No Employment Agreement. This Agreement does not constitute a contract of employment or impose on the Company any obligation to retain the Employee as an employee.

        Deductions and Withholding. The Employee agrees that the Company shall withhold from any and all compensation required to be paid to the Employee pursuant to this Agreement all federal, state, local and/or other taxes which the Company determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

        Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the City of Detroit in the State of Michigan under the Commercial Arbitration Rules then prevailing of the American Arbitration Association and such submission shall request the American Arbitration Association to: (i) appoint an arbitrator experienced and knowledgeable concerning the matter then in dispute; (ii) require the testimony to be transcribed; (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision; and (iv) request the matter to be handled by and in accordance with the expedited procedures provided for in the Commercial Arbitration Rules. The determination of the arbitrators, which shall be based upon a de novo interpretation of this Agreement, shall be final and binding and judgment may be entered on the arbitrators' award in any court having jurisdiction. All costs of the American Arbitration Association and the arbitrator shall be borne as determined by the arbitrator.

        Legal Fees. In the event the Company or the successor does not make the Change in Control Payment or Gross-Up Payment due hereunder on a timely basis and the Employee collects any part or all of the Change in Control Payment or Gross-Up Payment or otherwise successfully enforces the terms of this Agreement by or through a lawyer or lawyers, the Company or the successor shall pay all costs of such collection or enforcement, including reasonable legal fees and other reasonable fees and expenses which the Employee may incur. The Company or the successor shall pay to the Employee interest at the "prime" lending rate as announced from time to time by Citibank, N.A. on all or any part of the Payment that is not paid when due. The applicable rate for each calendar quarter shall be the "prime" rate in effect on the first day of the calendar quarter.

        No Duty to Mitigate/Set-off. The Company agrees that if the Employee's employment with the Company or a successor is terminated within the six months preceding or two years following a Change in Control covered by this Agreement, the Employee shall not be required to seek other employment. Further, the amount of the Change in Control Payment shall not be reduced by any compensation earned by the Employee or any benefit provided to the Employee as the result of employment by another employer or otherwise. The Company's obligations to make the Change in Control Payment shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or a successor may have against the Employee.

        Entire Agreement. This Agreement embodies the entire agreement of the parties with respect to any payment due the Employee in the event of a Change in Control and supersedes any other prior oral or written agreements between the Employee and the Company with respect thereto. No party may amend, modify or terminate this Agreement without the express written consent of the other party.

        Successors; Binding Agreement. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and this Agreement shall inure to the benefit of such successor. Any such assignment shall not relieve the Company from liability hereunder. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees.

        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan without regard to the conflicts of law principles of such state.

        Counterparts. This Agreement may be executed and delivered in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                                   ARBOR DRUGS, INC.

                                                   By:   /s/ Gilbert C. Gerhard
                                                         -----------------------
                                                   Gilbert C. Gerhard
                                                   Senior Vice President-
                                                   Finance & Administration

ACCEPTED AND AGREED TO
BY THE UNDERSIGNED EMPLOYEE
as of the date first written above

By:            /s/ Eugene Applebaum
               ----------------------
        Name:  Eugene Applebaum

                          CHANGE IN CONTROL AGREEMENT
                          Dated as of December 9, 1996


        The Board of Directors of Arbor Drugs, Inc. (the "Company") has determined that, in light of the uncertainties affecting the industry in which the Company operates, it would be in the best interests of the Company and its shareholders to induce key employees, including the undersigned (the "Employee"), to remain with the Company and to reinforce and encourage their continued attention and dedication to the Company. Accordingly, the Company desires to enter into this agreement (the "Agreement") with the Employee providing for the continuation of certain of the Employee's welfare benefits if the Employee is terminated by the Company or a successor or, for Good Reason (as hereinafter defined) the Employee terminates his or her employment with the Company or a successor, within 180 days preceding, or within two years following, a Change in Control (as hereinafter defined), subject to the terms and conditions specified herein. This Agreement is in addition to any other entitlement the Employee might have under any other plan or individual employment arrangement or agreement with the Company or any of its subsidiaries.


CONTINUATION OF CERTAIN EMPLOYEE WELFARE BENEFITS

        If the Employee is terminated by the Company or a successor without Cause (as hereinafter defined), or terminates his or her employment with the Company or a successor for Good Reason (as hereinafter defined), within 180 days preceding, or within two years following, a Change in Control, the Company or any of its subsidiaries or successor shall continue his participation, as if he were still an employee, in the medical, dental, hospitalization, disability and life insurance plans, programs and/or arrangements of the Company or any of its subsidiaries in which he was participating on the date of the termination of his employment on the same terms and conditions as other executives under such plans, programs and/or arrangements until the earlier of (i) the end of the 24-month period commencing with the month immediately following the month in which the date of the termination of his employment occurred or (ii) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) (the "Continuation of Benefits"); provided, however, that the Employee shall not be entitled to the Continuation of Benefits if any of the Circumstances of Ineligibility (as hereinafter defined) apply to the Employee.

CIRCUMSTANCES OF INELIGIBILITY

        The Employee will not be eligible to receive the Continuation of Benefits under this Agreement in any one or more of the following circumstances:

        1. VOLUNTARY TERMINATION: If the Employee elects to voluntarily terminate the Employee's employment, including termination due to retirement, with the Company or a successor, the Employee will not be eligible to receive the Payment; provided, however, that termination by the Employee for Good Reason shall not constitute a Circumstance of Ineligibility.

        2. TERMINATION FOR CAUSE: If the Employee's employment with the Company or a successor is terminated for Cause at any time preceding or following a Change in Control, the Employee will not be eligible to receive the Payment.

DEFINITIONS

        For purposes of this Agreement:

        1.      CHANGE IN CONTROL means that any of the following has occurred:
(a) any person or other entity (other than any of the Company's subsidiaries), including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors (the "Voting Stock") of the Company, (b) the Board of Directors approves the sale of all or substantially all of the assets of the Company (other than to one or more wholly-owned direct or indirect subsidiaries of the Company) or a plan of complete liquidation of the Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or (d) during any period of not more than two consecutive years, a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director (x) whose election or nomination for election was supported by a majority of the then Incumbent Directors and
(y) whose initial assumption of his or her directorship did not occur as a result of an actual or threatened solicitation of proxies or consents or as a result of a designation by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (c) above shall be considered an Incumbent Director for purposes hereof.

        2. CAUSE means (a) if the Employee is a party to a written employment agreement with the Company or a subsidiary of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary, "for cause" or "cause" as defined therein; or (b) if the Employee is not a party to such a written employment agreement,
(i) the commission by the Employee of an act of fraud in the performance of such Employee's duties on behalf of the Company or a subsidiary of the Company;
(ii) conviction of the Employee for commission of a felony in connection with the performance of his or her duties on behalf of the Company or a subsidiary of the Company; or (iii) the continuing failure of the Employee to perform his or her material duties to the Company or a subsidiary of the Company that has not been cured within 15 days after written notice thereof has been given to the Employee by the Board of Directors of the Company.

        3.      GOOD REASON means, without the written consent of the Employee,
(i) assignment of duties or responsibilities materially inconsistent with those customarily associated with the highest position held by the Employee within the 181 days prior to the Change in Control (alternatively, the "Measuring Position"), or any other action by the Company or a successor that results in a diminution of the Employee's position, authority, duties or responsibilities compared to the Measuring Position, other than an isolated action that is not taken in bad faith and is remedied by the Company or a successor promptly after receipt of notice thereof from the Employee; (ii) reduction in (x) the Employee's total compensation reportable on Form W-2 in any calendar year from the average of the total compensation of the Employee reported on the Forms W-2 issued by the Company for the two most recent calendar years ended prior to the calendar year in which the Change in Control occurs or (y) in any welfare benefits from the highest levels in effect within the 181 days prior to the Change in Control; or
   (iii) relocation of the Employee's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the 181st day prior to the Change in Control.

CERTAIN TAX PROVISIONS

        1. In the event that any payment or benefit received or to be received by you pursuant to the terms of this Agreement (the "Contract Payment") or of any other plan, arrangement or agreement of the Company (or any subsidiary) ("Other Payments" and, together with the Contract Payments, the "Payments") would, in the opinion of independent tax counsel selected by the Company and reasonably acceptable to you ("Tax Counsel"), be subject to the excise tax (the "Excise Tax") imposed by section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (in whole or in part), as determined as provided below, the Company shall pay to you, at the time specified in Paragraph 2 below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of the Excise Tax on Contract Payments and Other Payments and any federal, state and local income or other tax and Excise Tax upon the payment provided for by this Paragraph 1, and any interest, penalties or additions to tax payable by you with respect thereto, shall be equal to the total present value of the Contract Payments and Other Payments at the time such Payments are to be made. For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amounts of such Excise Tax, (1) the total amount of the Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Tax Counsel, a Payment (in whole or in part) does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, or such "excess parachute payments" (in whole or in part) are not subject to the Excise Tax, (2) the amount of the Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Payments or (B) the amount of "excess parachute payments" within the meaning of section 280G(b)(1) of the Code (after applying clause (1) hereof), and (3) the value of any noncash benefits or any deferred payment or benefit shall be determined by Tax Counsel in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rates of federal income taxation applicable to the individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

        2. The Gross-Up Payments provided for in Paragraph 1 above hereof shall be made upon the earlier of (i) the payment to you of any Contract Payment or Other Payment or (ii) the imposition upon you or payment by you of any Excise Tax.

        3. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax is less than the amount taken into account under Paragraph

1 above, you shall repay to the Company within five days of your receipt of notice of such final determination or opinion the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction) plus any interest received by you on the amount of such repayment. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax exceeds the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess within five days of the Company's receipt of notice of such final determination or opinion.

        4. In the event of any change in, or further interpretation of, sections 280G or 4999 of the Code and the regulations promulgated thereunder, you shall be entitled, by written notice to the Company, to request an opinion of Tax Counsel regarding the application of such change to any of the foregoing, and the Company shall use its best efforts to cause such opinion to be rendered as promptly as practicable. All fees and expenses of Tax Counsel incurred in connection with this agreement shall be borne by the Company.

MISCELLANEOUS

        Term. This Agreement shall terminate and be of no further force or effect if a Change in Control has not occurred on or before the fifth anniversary of the date first written above.

        No Employment Agreement. This Agreement does not constitute a contract of employment or impose on the Company any obligation to retain the Employee as an employee.

        Deductions and Withholding. The Employee agrees that the Company shall withhold from any and all compensation required to be paid to the Employee pursuant to this Agreement all federal, state, local and/or other taxes which the Company determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

        Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted in the City of Detroit in the State of Michigan under the Commercial Arbitration Rules then prevailing of the American Arbitration Association and such submission shall request the American Arbitration Association to: (i) appoint an arbitrator experienced and knowledgeable concerning the matter then in dispute; (ii) require the testimony to be transcribed; (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision; and (iv) request the matter to be handled by and in accordance with the expedited procedures provided for in the Commercial Arbitration Rules. The determination of the arbitrators, which shall be based upon a de novo interpretation of this Agreement, shall be final and binding and judgment may be entered on the arbitrators' award in any court having jurisdiction. All costs of the American Arbitration Association and the arbitrator shall be borne as determined by the arbitrator.

        Legal Fees. In the event the Company or the successor does not make the Change in Control Payment or Gross-Up Payment due hereunder on a timely basis and the Employee collects any part or all of the Change in Control Payment or Gross-Up Payment or otherwise successfully enforces the terms of this Agreement by or through a lawyer or lawyers, the Company or the successor shall pay all costs of such collection or enforcement, including reasonable legal fees and other reasonable fees and expenses which the Employee may incur. The Company or the successor shall pay to the Employee interest at the "prime" lending rate as announced from time to time by Citibank, N.A. on all or any part of the Payment that is not paid when due. The applicable rate for each calendar quarter shall be the "prime" rate in effect on the first day of the calendar quarter.

        No Duty to Mitigate/Set-off. The Company agrees that if the Employee's employment with the Company or a successor is terminated within the six months preceding or two years following a Change in Control covered by this Agreement, the Employee shall not be required to seek other employment. Further, the amount of the Change in Control Payment shall not be reduced by any compensation earned by the Employee or any benefit provided to the Employee as the result of employment by another employer or otherwise. The Company's obligations to make the Change in Control Payment shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or a successor may have against the Employee.

        Entire Agreement. This Agreement embodies the entire agreement of the parties with respect to any payment due the Employee in the event of a Change in Control and supersedes any other prior oral or written agreements between the Employee and the Company with respect thereto. No party may amend, modify or terminate this Agreement without the express written consent of the other party.

        Successors; Binding Agreement. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and this Agreement shall inure to the benefit of such successor. Any such assignment shall not relieve the Company from liability hereunder. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees.

        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan without regard to the conflicts of law principles of such state.

        Counterparts. This Agreement may be executed and delivered in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                                   ARBOR DRUGS, INC.


                                                   By:   /s/ Gilbert C. Gerhard
                                                         -----------------------
                                                   Gilbert C. Gerhard
                                                   Senior Vice President-
                                                   Finance & Administration

ACCEPTED AND AGREED TO
BY THE UNDERSIGNED EMPLOYEE
as of the date first written above


By:            /s/ Markus M. Ernst
               ---------------------
        Name:  Markus M. Ernst

                          CHANGE IN CONTROL AGREEMENT
                          Dated as of December 9, 1996


        The Board of Directors of Arbor Drugs, Inc. (the "Company") has determined that, in light of the uncertainties affecting the industry in which the Company operates, it would be in the best interests of the Company and its shareholders to induce key employees, including the undersigned (the "Employee"), to remain with the Company and to reinforce and encourage their continued attention and dedication to the Company. Accordingly, the Company desires to enter into this agreement (the "Agreement") with the Employee providing for a payment to the Employee and the continuation of certain of the Employee's welfare benefits if the Employee is terminated by the Company or a successor or, for Good Reason (as hereinafter defined), the Employee terminates his or her employment with the Company or a successor, within 180 days preceding, or within two years following, a Change in Control (as hereinafter defined), subject to the terms and conditions specified herein. This Agreement is in addition to any other entitlement the Employee might have under any other plan or individual employment arrangement or agreement with the Company or any of its subsidiaries.

CHANGE IN CONTROL PAYMENT

        If the Employee is terminated by the Company or a successor without Cause (as hereinafter defined), or terminates his or her employment with the Company or a successor for Good Reason (as hereinafter defined), within 180 days preceding, or within two years following, a Change in Control, the Employee will be entitled to receive a payment in an amount equal to two times the Employee's annual base salary on the date of termination of the Employee's employment (or in the case of a termination of employment for Good Reason based on a reduction in the Employee's annual base salary, the annual base salary in effect immediately prior to such reduction) (the "Change in Control Payment"); provided, however, that the Employee shall not be entitled to receive the Change in Control Payment if any of the Circumstances of Ineligibility (as hereinafter defined) apply to the Employee. The Change in Control Payment will be paid to the Employee in cash in a lump sum within five (5) days following the termination of the Employee's employment with the Company or the successor corporation.

CIRCUMSTANCES OF INELIGIBILITY

        The Employee will not be eligible to receive the Change in Control Payment under this Agreement in any one or more of the following circumstances:

         1. VOLUNTARY TERMINATION: If the Employee elects to voluntarily terminate the Employee's employment, including termination due to retirement, with the Company or a successor, the Employee will not be eligible to receive the Payment; provided, however, that termination by the Employee for Good Reason shall not constitute a Circumstance of Ineligibility.

         2. TERMINATION FOR CAUSE: If the Employee's employment with the Company or a successor is terminated for Cause at any time preceding or following a Change in Control, the Employee will not be eligible to receive the Payment.

DEFINITIONS

         For purposes of this Agreement:

         1. CHANGE IN CONTROL means that any of the following has occurred: (a) any person or other entity (other than any of the Company's subsidiaries), including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors (the "Voting Stock") of the Company, (b) the Board of Directors approves the sale of all or substantially all of the assets of the Company (other than to one or more wholly-owned direct or indirect subsidiaries of the Company) or a plan of complete liquidation of the Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or
   (d) during any period of not more than two consecutive years, a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director (x) whose election or nomination for election was supported by a majority of the then Incumbent Directors and (y) whose initial assumption of his or her directorship did not occur as a result of an actual or threatened solicitation of proxies or consents or as a result of a designation by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (c) above shall be considered an Incumbent Director for purposes hereof.

         2. CAUSE means (a) if the Employee is a party to a written employment agreement with the Company or a subsidiary of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary, "for cause" or "cause" as defined therein; or (b) if the Employee is not a party to such a written employment agreement, (i) the commission by the Employee of an act of fraud in the performance of such Employee's duties on behalf of the Company or a subsidiary of the Company; (ii) conviction of the Employee for commission of a felony in connection with the performance of his or her duties on behalf of the Company or a subsidiary of the Company; or (iii) the continuing failure of the Employee to perform his or her material duties to the Company or a subsidiary of the Company that has not been cured within 15 days after written notice thereof has been given to the Employee by the Board of Directors of the Company.

         3. GOOD REASON means, without the written consent of the Employee, (i) assignment of duties or responsibilities materially inconsistent with those customarily associated with the highest position held by the Employee within the 181 days prior to the Change in Control (alternatively, the "Measuring Position"), or any other action by the Company or a successor that results in a diminution of the Employee's position, authority, duties or responsibilities compared to the Measuring Position, other than an isolated action that is not taken in bad faith and is remedied by the

    Company or a successor promptly after receipt of notice thereof from the Employee; (ii) reduction in (x) the Employee's total compensation reportable on Form W-2 in any calendar year from the average of the total compensation of the Employee reported on the Forms W-2 issued by the Company for the two most recent calendar years ended prior to the calendar year in which the Change in Control occurs or (y) in any welfare benefits from the highest levels in effect within the 181 days prior to the Change in Control; or (iii) relocation of the Employee's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the 181st day prior to the Change in Control.

CONTINUATION OF CERTAIN EMPLOYEE WELFARE BENEFITS

        Notwithstanding anything contained herein to the contrary, if the Employee is entitled to receive the Change in Control Payment, the Company or any of its subsidiaries or successor shall continue his participation, as if he were still an employee, in the medical, dental, hospitalization, disability and life insurance plans, programs and/or arrangements of the Company or any of its subsidiaries in which he was participating on the date of the termination of his employment on the same terms and conditions as other executives under such plans, programs and/or arrangements until the earlier of (i) the end of the 24-month period commencing with the month immediately following the month in which the date of the termination of his employment occurred or (ii) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis).

CERTAIN TAX PROVISIONS

        1. In the event that the Change in Control Payment or any other payment or benefit received or to be received by you pursuant to the terms of this Agreement (the "Contract Payment") or of any other plan, arrangement or agreement of the Company (or any subsidiary) ("Other Payments" and, together with the Contract Payments, the "Payments") would, in the opinion of independent tax counsel selected by the Company and reasonably acceptable to you ("Tax Counsel"), be subject to the excise tax (the "Excise Tax") imposed by section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (in whole or in part), as determined as provided below, the Company shall pay to you, at the time specified in Paragraph 2 below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of the Excise Tax on Contract Payments and Other Payments and any federal, state and local income or other tax and Excise Tax upon the payment provided for by this Paragraph 1, and any interest, penalties or additions to tax payable by you with respect thereto, shall be equal to the total present value of the Contract Payments and Other Payments at the time such Payments are to be made. For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amounts of such Excise Tax, (1) the total amount of the Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Tax Counsel, a Payment (in whole or in part) does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, or such "excess parachute payments" (in whole or in part) are not subject to the Excise Tax, (2) the amount of the Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Payments or (B) the amount of "excess parachute payments" within the meaning of section 280G(b)(1) of the Code (after applying clause (1) hereof), and (3) the value of any noncash benefits or any deferred payment or benefit shall be determined by Tax Counsel in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rates of federal income taxation applicable to the individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

        2. The Gross-Up Payments provided for in Paragraph 1 above hereof shall be made upon the earlier of (i) the payment to you of any Contract Payment or Other Payment or (ii) the imposition upon you or payment by you of any Excise Tax.

        3. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax is less than the amount taken into account under Paragraph 1 above, you shall repay to the Company within five days of your receipt of notice of such final determination or opinion the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction) plus any interest received by you on the amount of such repayment. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax exceeds the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess within five days of the Company's receipt of notice of such final determination or opinion.

        4. In the event of any change in, or further interpretation of, sections 280G or 4999 of the Code and the regulations promulgated thereunder, you shall be entitled, by written notice to the Company, to request an opinion of Tax Counsel regarding the application of such change to any of the foregoing, and the Company shall use its best efforts to cause such opinion to be rendered as promptly as practicable. All fees and expenses of Tax Counsel incurred in connection with this agreement shall be borne by the Company.

MISCELLANEOUS

        Term. This Agreement shall terminate and be of no further force or effect if a Change in Control has not occurred on or before the fifth anniversary of the date first written above.

        No Employment Agreement.    This Agreement does not constitute a
contract of employment or impose on the Company any obligation to retain the Employee as an employee.

        Deductions and Withholding. The Employee agrees that the Company shall withhold from any and all compensation required to be paid to the Employee pursuant to this Agreement all federal, state, local and/or other taxes which the

Company determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

        Arbitration.    Any dispute or controversy arising under or in
connection with this Agreement shall be settled exclusively by arbitration conducted in the City of Detroit in the State of Michigan under the Commercial Arbitration Rules then prevailing of the American Arbitration Association and such submission shall request the American Arbitration Association to: (i) appoint an arbitrator experienced and knowledgeable concerning the matter then in dispute; (ii) require the testimony to be transcribed; (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision; and (iv) request the matter to be handled by and in accordance with the expedited procedures provided for in the Commercial Arbitration Rules. The determination of the arbitrators, which shall be based upon a de novo interpretation of this Agreement, shall be final and binding and judgment may be entered on the arbitrators' award in any court having jurisdiction. All costs of the American Arbitration Association and the arbitrator shall be borne as determined by the arbitrator.

        Legal Fees. In the event the Company or the successor does not make the Change in Control Payment or Gross-Up Payment due hereunder on a timely basis and the Employee collects any part or all of the Change in Control Payment or Gross-Up Payment or otherwise successfully enforces the terms of this Agreement by or through a lawyer or lawyers, the Company or the successor shall pay all costs of such collection or enforcement, including reasonable legal fees and other reasonable fees and expenses which the Employee may incur. The Company or the successor shall pay to the Employee interest at the "prime" lending rate as announced from time to time by Citibank, N.A. on all or any part of the Payment that is not paid when due. The applicable rate for each calendar quarter shall be the "prime" rate in effect on the first day of the calendar quarter.

        No Duty to Mitigate/Set-off. The Company agrees that if the Employee's employment with the Company or a successor is terminated within the six months preceding or two years following a Change in Control covered by this Agreement, the Employee shall not be required to seek other employment. Further, the amount of the Change in Control Payment shall not be reduced by any compensation earned by the Employee or any benefit provided to the Employee as the result of employment by another employer or otherwise. The Company's obligations to make the Change in Control Payment shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or a successor may have against the Employee.

        Entire Agreement. This Agreement embodies the entire agreement of the parties with respect to any payment due the Employee in the event of a Change in Control and supersedes any other prior oral or written agreements between the Employee and the Company with respect thereto. No party may amend, modify or terminate this Agreement without the express written consent of the other party.

        Successors; Binding Agreement.    In addition to any obligations
imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and this Agreement shall inure to the benefit of such successor. Any such assignment shall not relieve the Company from liability hereunder. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees.

        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan without regard to the conflicts of law principles of such state.

        Counterparts. This Agreement may be executed and delivered in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                 ARBOR DRUGS, INC.

                                 By:   /s/ Eugene Applebaum
                                       ------------------------------------
                                       Eugene Applebaum
                                       Chairman of the Board
                                       & President



ACCEPTED AND AGREED TO
BY THE UNDERSIGNED EMPLOYEE
as of the date first written above


By:           /s/ Gilbert C. Gerhard
              -------------------------
       Name:  Gilbert C. Gerhard

                          CHANGE IN CONTROL AGREEMENT
                          Dated as of December 9, 1996


The Board of Directors of Arbor Drugs, Inc. (the "Company") has determined that, in light of the uncertainties affecting the industry in which the Company operates, it would be in the best interests of the Company and its shareholders to induce key employees, including the undersigned (the "Employee"), to remain with the Company and to reinforce and encourage their continued attention and dedication to the Company. Accordingly, the Company desires to enter into this agreement (the "Agreement") with the Employee providing for a payment to the Employee and the continuation of certain of the Employee's welfare benefits if the Employee is terminated by the Company or a successor or, for Good Reason (as hereinafter defined), the Employee terminates his or her employment with the Company or a successor, within 180 days preceding, or within two years following, a Change in Control (as hereinafter defined), subject to the terms and conditions specified herein. This Agreement is in addition to any other entitlement the Employee might have under any other plan or individual employment arrangement or agreement with the Company or any of its subsidiaries.

CHANGE IN CONTROL PAYMENT

        If the Employee is terminated by the Company or a successor without Cause (as hereinafter defined), or terminates his or her employment with the Company or a successor for Good Reason (as hereinafter defined), within 180 days preceding, or within two years following, a Change in Control, the Employee will be entitled to receive a payment in an amount equal to two times the Employee's annual base salary on the date of termination of the Employee's employment (or in the case of a termination of employment for Good Reason based on a reduction in the Employee's annual base salary, the annual base salary in effect immediately prior to such reduction) (the "Change in Control Payment"); provided, however, that the Employee shall not be entitled to receive the Change in Control Payment if any of the Circumstances of Ineligibility (as hereinafter defined) apply to the Employee. The Change in Control Payment will be paid to the Employee in cash in a lump sum within five (5) days following the termination of the Employee's employment with the Company or the successor corporation.

CIRCUMSTANCES OF INELIGIBILITY

        The Employee will not be eligible to receive the Change in Control Payment under this Agreement in any one or more of the following circumstances:

         1. VOLUNTARY TERMINATION: If the Employee elects to voluntarily terminate the Employee's employment, including termination due to retirement, with the Company or a successor, the Employee will not be eligible to receive the Payment; provided, however, that termination by the Employee for Good Reason shall not constitute a Circumstance of Ineligibility.

         2. TERMINATION FOR CAUSE: If the Employee's employment with the Company or a successor is terminated for Cause at any time preceding or following a Change in Control, the Employee will not be eligible to receive the Payment.

DEFINITIONS

         For purposes of this Agreement:

         1. CHANGE IN CONTROL means that any of the following has occurred: (a) any person or other entity (other than any of the Company's subsidiaries), including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors (the "Voting Stock") of the Company, (b) the Board of Directors approves the sale of all or substantially all of the assets of the Company (other than to one or more wholly-owned direct or indirect subsidiaries of the Company) or a plan of complete liquidation of the Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or (d) during any period of not more than two consecutive years, a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director (x) whose election or nomination for election was supported by a majority of the then Incumbent Directors and (y) whose initial assumption of his or her directorship did not occur as a result of an actual or threatened solicitation of proxies or consents or as a result of a designation by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (c) above shall be considered an Incumbent Director for purposes hereof.

         2. CAUSE means (a) if the Employee is a party to a written employment agreement with the Company or a subsidiary of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary, "for cause" or "cause" as defined therein; or (b) if the Employee is not a party to such a written employment agreement,
(i) the commission by the Employee of an act of fraud in the performance of such Employee's duties on behalf of the Company or a subsidiary of the Company;
(ii) conviction of the Employee for commission of a felony in connection with the performance of his or her duties on behalf of the Company or a subsidiary of the Company; or (iii) the continuing failure of the Employee to perform his or her material duties to the Company or a subsidiary of the Company that has not been cured within 15 days after written notice thereof has been given to the Employee by the Board of Directors of the Company.

         3. GOOD REASON means, without the written consent of the Employee, (i) assignment of duties or responsibilities materially inconsistent with those customarily associated with the highest position held by the Employee within the 181 days prior to the Change in Control (alternatively, the "Measuring Position"), or any other action by the Company or a successor that results in a diminution of the Employee's position, authority, duties or responsibilities compared to the Measuring Position, other than an isolated action that is not taken in bad faith and is remedied by the Company or a successor promptly after receipt of notice thereof from the

Employee; (ii) reduction in (x) the Employee's total compensation reportable on Form W-2 in any calendar year from the average of the total compensation of the Employee reported on the Forms W-2 issued by the Company for the two most recent calendar years ended prior to the calendar year in which the Change in Control occurs or (y) in any welfare benefits from the highest levels in effect within the 181 days prior to the Change in Control; or (iii) relocation of the Employee's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the 181st day prior to the Change in Control.

CONTINUATION OF CERTAIN EMPLOYEE WELFARE BENEFITS

        Notwithstanding anything contained herein to the contrary, if the Employee is entitled to receive the Change in Control Payment, the Company or any of its subsidiaries or successor shall continue his participation, as if he were still an employee, in the medical, dental, hospitalization, disability and life insurance plans, programs and/or arrangements of the Company or any of its subsidiaries in which he was participating on the date of the termination of his employment on the same terms and conditions as other executives under such plans, programs and/or arrangements until the earlier of (i) the end of the 24-month period commencing with the month immediately following the month in which the date of the termination of his employment occurred or (ii) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis).

CERTAIN TAX PROVISIONS

        1. In the event that the Change in Control Payment or any other payment or benefit received or to be received by you pursuant to the terms of this Agreement (the "Contract Payment") or of any other plan, arrangement or agreement of the Company (or any subsidiary) ("Other Payments" and, together with the Contract Payments, the "Payments") would, in the opinion of independent tax counsel selected by the Company and reasonably acceptable to you ("Tax Counsel"), be subject to the excise tax (the "Excise Tax") imposed by section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (in whole or in part), as determined as provided below, the Company shall pay to you, at the time specified in Paragraph 2 below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of the Excise Tax on Contract Payments and Other Payments and any federal, state and local income or other tax and Excise Tax upon the payment provided for by this Paragraph 1, and any interest, penalties or additions to tax payable by you with respect thereto, shall be equal to the total present value of the Contract Payments and Other Payments at the time such Payments are to be made. For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amounts of such Excise Tax, (1) the total amount of the Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Tax Counsel, a Payment (in whole or in part) does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, or such "excess parachute payments" (in whole or in part) are not subject to the Excise Tax, (2) the amount of the Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Payments or (B) the amount of "excess parachute payments" within the meaning of section 280G(b)(1) of the Code (after applying clause (1) hereof), and (3) the value of any noncash benefits or any deferred payment or benefit shall be determined by Tax Counsel in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rates of federal income taxation applicable to the individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

        2. The Gross-Up Payments provided for in Paragraph 1 above hereof shall be made upon the earlier of (i) the payment to you of any Contract Payment or Other Payment or (ii) the imposition upon you or payment by you of any Excise Tax.

        3. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax is less than the amount taken into account under Paragraph 1 above, you shall repay to the Company within five days of your receipt of notice of such final determination or opinion the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction) plus any interest received by you on the amount of such repayment. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax exceeds the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess within five days of the Company's receipt of notice of such final determination or opinion.

        4. In the event of any change in, or further interpretation of, sections 280G or 4999 of the Code and the regulations promulgated thereunder, you shall be entitled, by written notice to the Company, to request an opinion of Tax Counsel regarding the application of such change to any of the foregoing, and the Company shall use its best efforts to cause such opinion to be rendered as promptly as practicable. All fees and expenses of Tax Counsel incurred in connection with this agreement shall be borne by the Company.

MISCELLANEOUS

        Term. This Agreement shall terminate and be of no further force or effect if a Change in Control has not occurred on or before the fifth anniversary of the date first written above.

        No Employment Agreement.    This Agreement does not constitute a
contract of employment or impose on the Company any obligation to retain the Employee as an employee.

        Deductions and Withholding. The Employee agrees that the Company shall withhold from any and all compensation required to be paid to the Employee pursuant to this Agreement all federal, state, local and/or other taxes which the Company determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

        Arbitration.    Any dispute or controversy arising under or in
connection with this Agreement shall be settled exclusively by arbitration conducted in the City of Detroit in the State of Michigan under the Commercial Arbitration Rules then prevailing of the American Arbitration Association and such submission shall request the American Arbitration Association to: (i) appoint an arbitrator experienced and knowledgeable concerning the matter then in dispute; (ii) require the testimony to be transcribed; (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision; and (iv) request the matter to be handled by and in accordance with the expedited procedures provided for in the Commercial Arbitration Rules. The determination of the arbitrators, which shall be based upon a de novo interpretation of this Agreement, shall be final and binding and judgment may be entered on the arbitrators' award in any court having jurisdiction. All costs of the American Arbitration Association and the arbitrator shall be borne as determined by the arbitrator.

        Legal Fees. In the event the Company or the successor does not make the Change in Control Payment or Gross-Up Payment due hereunder on a timely basis and the Employee collects any part or all of the Change in Control Payment or Gross-Up Payment or otherwise successfully enforces the terms of this Agreement by or through a lawyer or lawyers, the Company or the successor shall pay all costs of such collection or enforcement, including reasonable legal fees and other reasonable fees and expenses which the Employee may incur. The Company or the successor shall pay to the Employee interest at the "prime" lending rate as announced from time to time by Citibank, N.A. on all or any part of the Payment that is not paid when due. The applicable rate for each calendar quarter shall be the "prime" rate in effect on the first day of the calendar quarter.

        No Duty to Mitigate/Set-off. The Company agrees that if the Employee's employment with the Company or a successor is terminated within the six months preceding or two years following a Change in Control covered by this Agreement, the Employee shall not be required to seek other employment. Further, the amount of the Change in Control Payment shall not be reduced by any compensation earned by the Employee or any benefit provided to the Employee as the result of employment by another employer or otherwise. The Company's obligations to make the Change in Control Payment shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or a successor may have against the Employee.

        Entire Agreement. This Agreement embodies the entire agreement of the parties with respect to any payment due the Employee in the event of a Change in Control and supersedes any other prior oral or written agreements between the Employee and the Company with respect thereto. No party may amend, modify or terminate this Agreement without the express written consent of the other party.

        Successors; Binding Agreement.    In addition to any obligations
imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and this Agreement shall inure to the benefit of such successor. Any such assignment shall not relieve the Company from liability hereunder. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees.

        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan without regard to the conflicts of law principles of such state.

        Counterparts. This Agreement may be executed and delivered in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                   ARBOR DRUGS, INC.


                                   By:   /s/ Gilbert C. Gerhard
                                         ----------------------------
                                         Gilbert C. Gerhard
                                         Senior Vice President-
                                         Finance & Administration



ACCEPTED AND AGREED TO
BY THE UNDERSIGNED EMPLOYEE
as of the date first written above


By:    /s/ Donald M. Stutrud
       ---------------------
Name:  Donald M. Stutrud

                          CHANGE IN CONTROL AGREEMENT
                          Dated as of December 9, 1996


        The Board of Directors of Arbor Drugs, Inc. (the "Company") has determined that, in light of the uncertainties affecting the industry in which the Company operates, it would be in the best interests of the Company and its shareholders to induce key employees, including the undersigned (the "Employee"), to remain with the Company and to reinforce and encourage their continued attention and dedication to the Company. Accordingly, the Company desires to enter into this agreement (the "Agreement") with the Employee providing for a payment to the Employee and the continuation of certain of the Employee's welfare benefits if the Employee is terminated by the Company or a successor or, for Good Reason (as hereinafter defined), the Employee terminates his or her employment with the Company or a successor, within 180 days preceding, or within two years following, a Change in Control (as hereinafter defined), subject to the terms and conditions specified herein. This Agreement is in addition to any other entitlement the Employee might have under any other plan or individual employment arrangement or agreement with the Company or any of its subsidiaries.

CHANGE IN CONTROL PAYMENT

        If the Employee is terminated by the Company or a successor without Cause (as hereinafter defined), or terminates his or her employment with the Company or a successor for Good Reason (as hereinafter defined), within 180 days preceding, or within two years following, a Change in Control, the Employee will be entitled to receive a payment in an amount equal to two times the Employee's annual base salary on the date of termination of the Employee's employment (or in the case of a termination of employment for Good Reason based on a reduction in the Employee's annual base salary, the annual base salary in effect immediately prior to such reduction) (the "Change in Control Payment"); provided, however, that the Employee shall not be entitled to receive the Change in Control Payment if any of the Circumstances of Ineligibility (as hereinafter defined) apply to the Employee. The Change in Control Payment will be paid to the Employee in cash in a lump sum within five (5) days following the termination of the Employee's employment with the Company or the successor corporation.

CIRCUMSTANCES OF INELIGIBILITY

        The Employee will not be eligible to receive the Change in Control Payment under this Agreement in any one or more of the following circumstances:

        1. VOLUNTARY TERMINATION: If the Employee elects to voluntarily terminate the Employee's employment, including termination due to retirement, with the Company or a successor, the Employee will not be eligible to receive the Payment; provided, however, that termination by the Employee for Good Reason shall not constitute a Circumstance of Ineligibility.

        2. TERMINATION FOR CAUSE: If the Employee's employment with the Company or a successor is terminated for Cause at any time preceding or following a Change in Control, the Employee will not be eligible to receive the Payment.

DEFINITIONS

         For purposes of this Agreement:

        1.      CHANGE IN CONTROL means that any of the following has occurred:
(a) any person or other entity (other than any of the Company's subsidiaries), including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors (the "Voting Stock") of the Company, (b) the Board of Directors approves the sale of all or substantially all of the assets of the Company (other than to one or more wholly-owned direct or indirect subsidiaries of the Company) or a plan of complete liquidation of the Company, (c) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, or (d) during any period of not more than two consecutive years, a change in the Board of Directors occurs with the result that the members of the Board of Directors on the date hereof (the "Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director (x) whose election or nomination for election was supported by a majority of the then Incumbent Directors and
(y) whose initial assumption of his or her directorship did not occur as a result of an actual or threatened solicitation of proxies or consents or as a result of a designation by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (c) above shall be considered an Incumbent Director for purposes hereof.

        2. CAUSE means (a) if the Employee is a party to a written employment agreement with the Company or a subsidiary of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary, "for cause" or "cause" as defined therein; or (b) if the Employee is not a party to such a written employment agreement,
(i) the commission by the Employee of an act of fraud in the performance of such Employee's duties on behalf of the Company or a subsidiary of the Company;
(ii) conviction of the Employee for commission of a felony in connection with the performance of his or her duties on behalf of the Company or a subsidiary of the Company; or (iii) the continuing failure of the Employee to perform his or her material duties to the Company or a subsidiary of the Company that has not been cured within 15 days after written notice thereof has been given to the Employee by the Board of Directors of the Company.

        3.      GOOD REASON means, without the written consent of the Employee,
(i) assignment of duties or responsibilities materially inconsistent with those customarily associated with the highest position held by the Employee within the 181 days prior to the Change in Control (alternatively, the "Measuring Position"), or any other action by the Company or a successor that results in a diminution of the Employee's position, authority, duties or responsibilities compared to the Measuring Position, other than an isolated action that is not taken in bad faith and is remedied by the Company or a successor promptly after receipt of notice thereof from the

        Employee; (ii) reduction in (x) the Employee's total compensation reportable on Form W-2 in any calendar year from the average of the total compensation of the Employee reported on the Forms W-2 issued by the Company for the two most recent calendar years ended prior to the calendar year in which the Change in Control occurs or (y) in any welfare benefits from the highest levels in effect within the 181 days prior to the Change in Control; or
(iii) relocation of the Employee's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the 181st day prior to the Change in Control.5


CONTINUATION OF CERTAIN EMPLOYEE WELFARE BENEFITS

        Notwithstanding anything contained herein to the contrary, if the Employee is entitled to receive the Change in Control Payment, the Company or any of its subsidiaries or successor shall continue his participation, as if he were still an employee, in the medical, dental, hospitalization, disability and life insurance plans, programs and/or arrangements of the Company or any of its subsidiaries in which he was participating on the date of the termination of his employment on the same terms and conditions as other executives under such plans, programs and/or arrangements until the earlier of (i) the end of the 24-month period commencing with the month immediately following the month in which the date of the termination of his employment occurred or (ii) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis).

CERTAIN TAX PROVISIONS

        1. In the event that the Change in Control Payment or any other payment or benefit received or to be received by you pursuant to the terms of this Agreement (the "Contract Payment") or of any other plan, arrangement or agreement of the Company (or any subsidiary) ("Other Payments" and, together with the Contract Payments, the "Payments") would, in the opinion of independent tax counsel selected by the Company and reasonably acceptable to you ("Tax Counsel"), be subject to the excise tax (the "Excise Tax") imposed by section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (in whole or in part), as determined as provided below, the Company shall pay to you, at the time specified in Paragraph 2 below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of the Excise Tax on Contract Payments and Other Payments and any federal, state and local income or other tax and Excise Tax upon the payment provided for by this Paragraph 1, and any interest, penalties or additions to tax payable by you with respect thereto, shall be equal to the total present value of the Contract Payments and Other Payments at the time such Payments are to be made. For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amounts of such Excise Tax, (1) the total amount of the Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Tax Counsel, a Payment (in whole or in part) does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, or such "excess parachute payments" (in whole or in part) are not subject to the Excise Tax, (2) the amount of the Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Payments or (B) the amount of "excess parachute payments" within the meaning of section 280G(b)(1) of the Code (after applying clause (1) hereof), and (3) the value of any noncash benefits or any deferred payment or benefit shall be determined by Tax Counsel in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rates of federal income taxation applicable to the individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

        2. The Gross-Up Payments provided for in Paragraph 1 above hereof shall be made upon the earlier of (i) the payment to you of any Contract Payment or Other Payment or (ii) the imposition upon you or payment by you of any Excise Tax.

        3. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax is less than the amount taken into account under Paragraph 1 above, you shall repay to the Company within five days of your receipt of notice of such final determination or opinion the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction) plus any interest received by you on the amount of such repayment. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of Tax Counsel that the Excise Tax exceeds the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess within five days of the Company's receipt of notice of such final determination or opinion.

        4. In the event of any change in, or further interpretation of, sections 280G or 4999 of the Code and the regulations promulgated thereunder, you shall be entitled, by written notice to the Company, to request an opinion of Tax Counsel regarding the application of such change to any of the foregoing, and the Company shall use its best efforts to cause such opinion to be rendered as promptly as practicable. All fees and expenses of Tax Counsel incurred in connection with this agreement shall be borne by the Company.

MISCELLANEOUS

        Term. This Agreement shall terminate and be of no further force or effect if a Change in Control has not occurred on or before the fifth anniversary of the date first written above.

        No Employment Agreement.    This Agreement does not constitute a
contract of employment or impose on the Company any obligation to retain the Employee as an employee.

        Deductions and Withholding. The Employee agrees that the Company shall withhold from any and all compensation required to be paid to the Employee pursuant to this Agreement all federal, state, local and/or other taxes which the Company determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

        Arbitration.    Any dispute or controversy arising under or in
connection with this Agreement shall be settled exclusively by arbitration conducted in the City of Detroit in the State of Michigan under the Commercial Arbitration Rules then prevailing of the American Arbitration Association and such submission shall request the American Arbitration Association to: (i) appoint an arbitrator experienced and knowledgeable concerning the matter then in dispute; (ii) require the testimony to be transcribed; (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision; and (iv) request the matter to be handled by and in accordance with the expedited procedures provided for in the Commercial Arbitration Rules. The determination of the arbitrators, which shall be based upon a de novo interpretation of this Agreement, shall be final and binding and judgment may be entered on the arbitrators' award in any court having jurisdiction. All costs of the American Arbitration Association and the arbitrator shall be borne as determined by the arbitrator.

        Legal Fees. In the event the Company or the successor does not make the Change in Control Payment or Gross-Up Payment due hereunder on a timely basis and the Employee collects any part or all of the Change in Control Payment or Gross-Up Payment or otherwise successfully enforces the terms of this Agreement by or through a lawyer or lawyers, the Company or the successor shall pay all costs of such collection or enforcement, including reasonable legal fees and other reasonable fees and expenses which the Employee may incur. The Company or the successor shall pay to the Employee interest at the "prime" lending rate as announced from time to time by Citibank, N.A. on all or any part of the Payment that is not paid when due. The applicable rate for each calendar quarter shall be the "prime" rate in effect on the first day of the calendar quarter.

        No Duty to Mitigate/Set-off. The Company agrees that if the Employee's employment with the Company or a successor is terminated within the six months preceding or two years following a Change in Control covered by this Agreement, the Employee shall not be required to seek other employment. Further, the amount of the Change in Control Payment shall not be reduced by any compensation earned by the Employee or any benefit provided to the Employee as the result of employment by another employer or otherwise. The Company's obligations to make the Change in Control Payment shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or a successor may have against the Employee.

        Entire Agreement. This Agreement embodies the entire agreement of the parties with respect to any payment due the Employee in the event of a Change in Control and supersedes any other prior oral or written agreements between the Employee and the Company with respect thereto. No party may amend, modify or terminate this Agreement without the express written consent of the other party.

        Successors; Binding Agreement.    In addition to any obligations
imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and this Agreement shall inure to the benefit of such successor. Any such assignment shall not relieve the Company from liability hereunder. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees.

        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan without regard to the conflicts of law principles of such state.

        Counterparts. This Agreement may be executed and delivered in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                  ARBOR DRUGS, INC.


                                  By:   /s/ Gilbert C. Gerhard
                                        Gilbert C. Gerhard
                                        Senior Vice President-
                                        Finance & Administration



ACCEPTED AND AGREED TO
BY THE UNDERSIGNED EMPLOYEE
as of the date first written above


By:        /s/ Eric Bolokofsky
           ----------------------
    Name:  Eric Bolokofsky